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                                                                    EXHIBIT 23.1

                         CONSENT OF ERNST & YOUNG LLP,
                              INDEPENDENT AUDITORS


    We consent to the references to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated January 28, 2000, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-96029) and related Prospectus of InterMune Pharmaceuticals, Inc. for the registration of 5,500,000 shares of its common stock.


                                          /S/ ERNST & YOUNG LLP


Palo Alto, California
February 17, 2000